                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_| Check the appropriate box:

|_| Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                          ALLERGY RESEARCH GROUP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        ________________________________________________________________________
    (2) Aggregate number of securities to which transaction applies:
        ________________________________________________________________________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ________________________________________________________________________
    (4) Proposed maximum aggregate value of transaction:
        ________________________________________________________________________
    (5) Total fee paid:
        ________________________________________________________________________

|_|     Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
        ________________________________________________________________________
    (2) Form, Schedule or Registration Statement No.:
        ________________________________________________________________________
    (3) Filing Party:
        ________________________________________________________________________
    (4) Date Filed:
        ________________________________________________________________________

                          ALLERGY RESEARCH GROUP, INC.
                              30806 Santana Street
                            Hayward, California 94544


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 2, 2003

TO THE SHAREHOLDERS OF ALLERGY RESEARCH GROUP, INC.:

         The annual meeting of the shareholders of Allergy Research Group, Inc. (the "Company") will be held at 30806 Santana Street, Hayward, California 94544, on September 2, 2003, at 11:00 A.M. local time for the following purposes:

         1.       To elect a Board of Directors for the Company.

         2. To approve the continuation of Clancy and Co., P.L.L.C. as the Company's independent public accountants for the fiscal year ending December 31, 2003.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF EACH OTHER ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

         Shareholders of record at the close of business on July 25, 2003, are the only persons entitled to notice of and to vote at the meeting.

         Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 2, 2003." A return envelope is enclosed for your convenience.



                                                   /s/ Susan D. Levine
                                                   -----------------------------
                                                   Susan D. Levine
                                                   Secretary

                                                   Dated: July 28, 2003

                    ________________________________________


                                 PROXY STATEMENT

                    ________________________________________


                          ALLERGY RESEARCH GROUP, INC.
                              30806 Santana Street
                            Hayward, California 94544


               ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 2, 2003

         The enclosed Proxy is solicited by the Board of Directors of Allergy Research Group, Inc. (the "Board") in connection with the annual meeting of shareholders of Allergy Research Group, Inc. (the "Company") to be held on September 2, 2003 at 11:00 A.M. local time at 30806 Santana Street, Hayward, California 94544, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Shareholders' Meeting and this Proxy Statement, will be paid by the Company. Such mailing took place on approximately July 28, 2003. Representatives of the Company may, without cost to the Company, solicit Proxies for the management of the Company by means of mail, telephone or personal calls.

         A Proxy with respect to the Company may be revoked before the meeting by giving written notice of revocation to the Secretary of the Company, or may be revoked at the meeting, prior to voting. Unless revoked, properly executed Proxies with respect to the Company will be voted as indicated in this Proxy Statement. In instances where choices are specified by the shareholders in the Proxy, those Proxies will be voted or the vote will be withheld in accordance with each shareholder's choice. An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal. Should any other matters come before the meeting, it is the intention of the persons named as Proxies in the enclosed Proxy to act upon them according to their best judgment.

         Only shareholders of record at the close of business on July 25, 2003 may vote at the meeting or any adjournments thereof. As of that date there were approximately 14,722,105 outstanding common shares of all classes, $.001 par value, of the Company. Each shareholder of the Company is entitled to one vote for each share of the Company held. Voting for the election of directors is not cumulative, which means that the holders of a majority of the Company's outstanding shares have the power to elect the entire Board of the Company. None of the matters to be presented at the meeting will entitle any shareholder of the Company to appraisal rights. In the event that Proxies which are sufficient in number to constitute a quorum are not received by August 25, 2003, the persons named as Proxies may propose one or more adjournments of the meeting to permit further solicitation of Proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as Proxies will vote in favor of such adjournment. At the annual meeting, the shareholders of the Company will be asked to re-elect the current members of the Board and to approve the selection of the independent public accountant for the Company.

                                 SHARE OWNERSHIP

     The following table provides information as of July 25, 2003 concerning the beneficial ownership of the Company's common stock by (i) each director, (ii) each named executive officer, (iii) each shareholder known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, and (iv) the directors and officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investing power with respect to all shares of Common Stock owned by them.

------------------------------ ----------------------------------- ---------------------------- --------------------
                                 Name and Address of Beneficial       Amount and Nature of
Title of Class                               Owner                    Beneficial Ownership       Percent of Class
------------------------------ ----------------------------------- ---------------------------- --------------------
$.001 par value common stock   Stephen Levine, Ph.D.                     10,333,250 (3)               70%(1)
                               Susan Levine
                               30806 Santana Street
                               Hayward, California 94544

$.001 par value common stock   Officers and Directors as a group           10,183,250                 69%(2)

(1) Where persons listed on this table have the right to obtain additional shares of Common Stock through the exercise of outstanding options or warrants or the conversion of convertible securities within sixty (60) days from July 25, 2003, these additional shares are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such persons, but are not deemed outstanding for the purpose of computing the percentage owned by any other person. Included in this table is an option held by Susan Levine to purchase 150,000 shares of common stock at an exercise price of $2.00 per share.
(2)  Percentages are based on 14,722,105 shares outstanding on July 25, 2003.
(3) Represents shares held jointly with the Company's Secretary, Susan Levine, as community property. Percentage calculation includes currently vested options held by Susan Levine.

                          ANNUAL REPORT OF THE COMPANY

         The annual report of the Company containing audited financial statements for the twelve months ended December 31, 2002 was mailed to the shareholders on or about July 28, 2003.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         It is intended that the enclosed Proxy will be voted for the election of the three (3) persons named below as directors for the Company unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a director of the Company will be until the next regular or annual meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Pertinent information regarding each nominee for the past five years is set forth following his name below.


------------------- ---------------------------------------------------------------------- -------------------------
NAME AND AGE                 POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATIONS                   ADDRESS
------------------- ---------------------------------------------------------------------- -------------------------
Stephen Levine,     Dr. Levine has served as the Company's Chief Executive                 30806 Santana Street
Ph.D.               Officer from December 1997 to January 1999 and recommenced             Hayward, California
(53)                service to the Company in that capacity in January 2000,               94544
                    upon resignation of Marianne Sum. Dr. Levine has been
                    Chairman of the Board and a Director of the Company since
                    December 1997. In January 2001, Levine was appointed Chief
                    Financial Officer of the Company. Dr. Levine graduated cum laude from the State University College in Buffalo, New York and received his Ph.D. from the University of California,
                    Berkeley. In 1979, Dr. Levine founded NutriCology/Allergy
                    Research Group and was employed as its owner and operator
                    from that time until 1998, when NutriCology was acquired by the Company. He now serves as Chairman of the Board of
                    Directors, as well as being employed as Director of
                    Research. Dr. Levine is the author of AntiOxidant Adaption,
                    Its Role in Free Radical Pathology. Dr. Levine is the
                    husband of Susan Levine, who acts as Vice President of
                    Convention Sales for the Company.
------------------- ---------------------------------------------------------------------- -------------------------
Susan Levine        Mrs. Levine has served as the Secretary and Vice President             30806 Santana Street
(49)                of Convention Sales and Director to the Company since                  Hayward, California
                    December 1997. Mrs. Levine resigned her board membership               94544
                    temporarily between January 1999 and January 2000. In
                    addition, Susan Levine acts as the Company's Public
                    Relations and Conventions and Travel Specialist. Since 1980,
                    Mrs. Levine has worked with her husband, Dr. Stephen Levine, in the creation and development of NutriCology. Prior to
                    working for the Company, Mrs. Levine was the Director of
                    Senior Housing ECHO, a non-profit organization located in
                    Hayward, California, where her duties included grant writing and coordination of workers for social programs.
------------------- ---------------------------------------------------------------------- -------------------------
Ed Kane             Mr. Kane has served as a Director of the Company since                 30806 Santana Street
(77)                November 8, 2000. From 1955 to present, Mr. Kane has acted             Hayward, California
                    as the sole owner and chief executive officer of Kane Steel,           94544
                    a company that has current gross sales of $25 million and              0
                    over 120 employees. Mr. Kane also started K-TRON
                    International ("KTII") in 1964. KTII was the first to
                    digitize weigh feeding, which is a system used to
                    continuously weigh and feed material for the process
                    industries. KTII is listed on the over-the-counter market
                    and is a $120 million company today, with plants in
                    Switzerland and the United States. In addition, Mr. Kane
                    started K-FLOW International ("KFI") in 1980 to manufacture a patented mass flow meter. KFI was merged into the
                    instrument division of the Swiss firm Asea Braun Bavari in
                    1991. Expanding into the health field ten years ago, Mr.
                    Kane and his wife Patricia, a Ph.D., founded BodyBio
                    Corporation, a specialized laboratory analysis service
                    utilized by physicians worldwide in interpreting blood test results. Mr. Kane is currently the chief executive officer of BodyBio Corporation. Mr. Kane has been a student of
                    science and medicine for most of his adult life, and holds a degree from the Temple University. Mr. Kane's particular
                    focus has been on fatty acid metabolism. He has been a
                    visiting professor at the Wharton School of Business in
                    Philadelphia and instructs physicians in a biomedical course on lipid metabolism five times yearly. Mr. Kane holds
                    several U.S. patents on steel structures, instrumentation
                    and biochemistry. The city of Millville, New Jersey recently recognized Mr. Kane as one of the three leading
                    industrialists of the last half century.
------------------- ---------------------------------------------------------------------- -------------------------

         None of the persons named as nominees for the Company are directors of any other Reporting Companies. "Reporting Companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or subject to the requirements of
Section 15(d) of the 1934 Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

         In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of the Company's outstanding shares have the power to elect the Company's entire Board. The vote of a majority of shares of the Company represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees to the Board. By completing the Proxy, you give the Proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an "X" in the box marked "VOTE FOR NOMINEE(S) NOT LINED OUT," and by striking a line through the nominees' name or names on the Proxy for which you do not vote.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

         The Company currently has a medical advisory board. The Company does not have a standing audit committee or a nominating committee. All of the responsibilities which would normally fall upon an audit committee under the provisions of the Securities Act of 1934 and the Corporate Fraud Accountability Act of 2002 are and will be the responsibility of the full Board. It is the practice of the Board to review the Company's audited annual financial statements and unaudited quarterly financial statements with the Company's independent auditors.'

         Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors' are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards in the United States and for issuing a report thereon. The Board' responsibility is to monitor and oversee these processes.

         In this context, the Board has held discussions with management and the independent auditors' regarding the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, "COMMUNICATION WITH AUDIT COMMITTEES" and SAS No. 90, "AUDIT COMMITTEE COMMUNICATIONS." These matters included a discussion of the independent auditors' judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting. Management represented to the Board that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Board has reviewed and discussed the consolidated financial statements with management and the independent auditors.' The independent auditors' also provided the Board with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Board discussed with the independent auditors' that firm's independence.

         The Board for the Company took action seven times during its last fiscal year by telephonic meeting with all directors attending or by unanimous written consent.

DIRECTOR COMPENSATION

         The Company does not maintain any separate pension, retirement or other arrangement for compensating its Directors. No compensation was paid to Directors during fiscal year ended December 31, 2002, and the Company does not currently compensate directors. Directors who also act as officers of the Company may receive compensation for services rendered to the Company in those other capacities.

EXECUTIVE OFFICERS

         Certain information about the current executive officers of the Company is set forth below. Each executive officer of the Company may be removed from office at any time by a majority of the Company's Board of Directors with or without cause.

         STEPHEN LEVINE, PH.D. (53) has served as the Company's Chief Executive Officer from December 1997 to January 1999 and recommenced service to the Company in that capacity in January 2000, upon resignation of Marianne Sum. Dr. Levine has been Chairman of the Board and a Director of the Company since December 1997. In January 2001, Levine was appointed Chief Financial Officer of the Company. Dr. Levine graduated cum laude from the State University College in Buffalo, New York and received his Ph.D. from the University of California, Berkeley. In 1979, Dr. Levine founded NutriCology/Allergy Research Group and was employed as its owner and operator from that time until 1998, when NutriCology was acquired by the Company. He now serves as Chairman of the Board of Directors, as well as being employed as Director of Research. Dr. Levine is the author of AntiOxidant Adaption, Its Role in Free Radical Pathology. Dr. Levine is the husband of Susan Levine, who acts as Vice President of Convention Sales of the Company.

         SUSAN LEVINE (49) has served as the Secretary and Chief Promotions Officer and Director to the Company since December 1997. Mrs. Levine resigned her board membership temporarily between January 1999 and January 2000. In addition, Susan Levine acts as the Company's Public Relations and Conventions and Travel Specialist. Since 1980, Mrs. Levine has worked with her husband, Dr. Stephen Levine, in the creation and development of NutriCology. Prior to working for the Company, Mrs. Levine was the Director of Senior Housing ECHO, a non-profit organization located in Hayward, California, where her duties included grant writing and coordination of workers for social programs.

Susan Levine is the wife of Stephen Levine. There are no other family relationships between the proposed executive officers and/or directors. The Company's address is: 30806 Santana Street, Hayward, California 94544.

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth the remuneration to the Company's executive officers for the past three fiscal years:


                                                 SUMMARY COMPENSATION TABLE

                                                                        Long Term Compensation
                                                                ---------------------------------------
                                  Annual Compensation                    Awards              Payouts
                          ------------------------------------- -------------------------- ------------
                                                     Other                  Securities
                                                     Annual      Restricted    Under-                   All Other
Name and                                             Compen-       Stock       lying         LTIP         Compen-
Principal                                            sation       Award(s)    Options       Payouts       sation
Position         Year       Salary($)    Bonus ($)     ($)          ($)          (#)          ($)           ($)
---------------- -------- ------------ ------------ ----------- ------------ ------------- ------------ ------------
Stephen          2000         169,083                                                                        19,391
Levine, CEO      2001         225,246                                                                        17,355
                 2002         250,000    90,000                                                              16,505


Susan Levine,    2000          54,988                                                                        18,247
Secretary        2001         129,981                                                                         6,751
                 2002         141,940    50,000                                                               7,500

      During the last fiscal year and as of December 31, 2002, the Company did not grant any stock options to executive officers.

      The following table is intended to provide information as to the number of stock options exercised by each of the executive officers listed above, the value realized upon exercise of such options, and the number and value of any unexercised options still held by such individuals.


                                                                        Number of
                                                                        Securities            Value of Unexercised
                                                                        Underlying            In-the-Money
                                                                        Unexercised           Options/SARs at FY-
                                                                        Options/SARs at       End ($)
                                                                        FY-End (#)
                                                                                              Exercisable/
                           Shares Acquired on                           Exercisable/          Unexercisable
Name                       Exercise (#)           Value Realized ($)    Unexercisable
-------------------------- ---------------------- --------------------- --------------------- ----------------------
Susan Levine                                                                 150,000/0                  0/0(1)


None of these options are currently "in-the-money."

         EMPLOYMENT AGREEMENTS

         The Company does not have a current employment agreement with its Chief Executive Officer.

         EMPLOYEE BENEFITS

         1998 INCENTIVE STOCK OPTION PLAN. The Company's Board of Directors and shareholders adopted the 1998 Incentive Stock Option Plan on July 10, 1998 and reserved an aggregate of 1,000,000 shares of Common Stock for grants of stock options under the plan. The purposes of the 1998 Incentive Stock Option Plan are
(a) to attract and retain the best available people for positions of substantial responsibility and (b) to provide additional incentive to the employees of the Company and to promote the success of the Company's business.

         The 1998 Incentive Stock Option Plan is administered by the Board of Directors, which has the authority to select individuals who are to receive options under the Plan and to specify the terms and conditions of each option so granted (incentive or nonqualified), the vesting provisions, the option term and the exercise price. The 1998 Incentive Stock Option Plan includes two separate plans: Plan A provides for the granting of options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and Plan B provides for the granting of non-qualified stock options. Each Plan will terminate on September 23, 2012, unless sooner terminated by the Board.

         An option granted under the 1998 Incentive Stock Option Plan expires five (5) years from the date of grant or, if earlier, on the date of the optionee's termination of employment or service, no more than six (6) months of the optionee's death or disability. Options granted under the 1998 Incentive Stock Option Plan are not generally transferable by the optionee except by will or the laws of descent and distribution and generally are exercisable during the lifetime of the optionee only by such optionee. The Board of Directors has authority to grant options under the 1998 Incentive Stock Option Plan to non-officer employees (including outside directors) of the Company and consultants to the Company at an exercise price not greater than the fair market value of the Common Stock on the date of grant.

         In the event of (i) the merger or consolidation of the Company in which it is not the surviving corporation, or pursuant to which shares of Common Stock are converted into cash, securities or other property (other than a merger in which holders of Common Stock immediately before the merger have the same proportionate ownership of the capital stock of the surviving corporation immediately after the merger), (ii) the sale, lease, exchange or other transfer of all or substantially all of the Company's assets (other than a transfer to a majority-owned subsidiary), or (iii) the approval by the holders of Common Stock of any plan or proposal for the Company's liquidation or dissolution (each, "Corporate Transaction"), the Board of Directors will determine whether provision will be made in connection with the Corporate Transactions for assumption of the options under the 1998 Incentive Stock Option Plan or substitution of appropriate new options covering the stock of the successor corporation, or an affiliate of the successor corporation. If the Board of Directors determines that no such assumption or substitution will be made, each outstanding option under the 1998 Incentive Stock Option Plan shall automatically accelerate so that it will become 100% vested and exercisable immediately before the Corporate Transaction.

         RULE 401(K) RETIREMENT PLAN. In January 1997, the Company adopted the NutriCology, Inc. 401(k) Retirement Plan (the "401(k) Plan"). Eligible employees may contribute up to 15 percent of their annual compensation, subject to certain limitations, and the Company will match 50 percent of an employee's contribution. The Company will not match before tax contribution amounts in excess of 6% of the employee's compensation. Total provisions with respect to these plans approximated $34,000 and $33,000, for the years ended December 31, 2001 and 2002, respectively.

         CAFETERIA PLAN. In May 1999, the Company adopted the NutriCology, Inc./Allergy Research Group, Inc. Cafeteria Plan pursuant to section 125 of the Internal Revenue Code ("Cafeteria Plan"), retroactive to January 1999. Eligible employees may contribute a portion of their upcoming pay to special funds or accounts to pay for certain benefits under the Cafeteria Plan, including health care reimbursement, day-care assistance and insurance premiums on health care insurance programs. Ordinarily, these expenses would be paid with out-of-pocket, taxable dollars. Under the Cafeteria Plan, the amounts contributed are not subject to Federal income or Social Security taxes. Employees may submit requests for reimbursement of these expenses to the administrator of the Cafeteria Plan, BenefitStreet.com, at any time during a plan year. At the end of each plan year, the employees will forfeit any unspent monies unless requests for reimbursement are made no later than 60 days after the end of the year. We will automatically contribute enough of the employee's compensation to pay for insurance coverage provided under its health plan; however, it is up to the employee to determine the amount of any additional contributions.

         EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2002.

------------------------------ ---------------------------- --------------------------- ----------------------------
Plan Category                  Number of Securities to Be   Weighted-average Exercise   Number of Securities
                               Issued Upon Exercise of      Price of Outstanding        Available For Future
                               Outstanding Options,         Options, Warrants and       Issuance Under Equity
                               Warrants And Rights          Rights                      Compensation Plans
                                                                                        (Excluding Securities
                                                                                        Reflected in Column (a))
                                        (a)                           (b)                         (c)
------------------------------ ---------------------------- --------------------------- ----------------------------
Equity compensation plans      150,000 common shares(1)               $2.00             850,000 common shares(2)
approved by security holders
------------------------------ ---------------------------- --------------------------- ----------------------------
Equity compensation plans      None                                    None             None
not approved by security
holders
------------------------------ ---------------------------- --------------------------- ----------------------------
Total                          150,000 common shares                   n/a              850,000 common shares
------------------------------ ---------------------------- --------------------------- ----------------------------

(1) Issued under Allergy Research Group, Inc.'s 1998 Incentive Stock Option Plan 1 in 1999. Represents common shares issuable under 1998 Incentive Stock Option Plan 1.

(2)      Represents common shares issuable under 1998 Incentive Stock Option
         Plan 1.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To our knowledge, all reports which were required to be filed by our directors, officers or principal shareholders during 2002 under Section 16(a) of the Securities Exchange Act of 1934, were timely filed with the exception of Form 4s due to be filed by our Chief Executive Officer and our Secretary with respect to shares purchased jointly by them on October 21, 2002. The filing was inadvertently missed and filed on November 18, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Stephen Levine, the Company's Chief Executive Officer and Chairman of the Board of Directors, and Susan Levine, the Company's Secretary, are husband and wife.

         Stephen and Susan Levine loaned NutriCology approximately $286,000 prior to its reverse acquisition by the Company in 1998. The loan has been offset and exceeded by advances made to the Levines between 1997 and 1999, seventy-three percent (73%) of which were made prior to the reverse acquisition. Each advance has been made as a non-interest bearing, due on demand loan on the books of the Company. Interest (8% per annum) has been accrued on these loans in the amount of $8,723 and $9,470 for the years ended December 31 2002 and December 31, 2001, respectively. The Company's audited financial statements indicate that as of December 31, 2002 and 2001, the amounts due from Dr. Levine were $127,691 and $138,801, respectively.

         In 1999 Dr. Levine stepped down from his CEO position to focus on the development of new products. He and his wife, Susan Levine, formed Inventive Biomedical, LLC, a California limited liability company ("IBM"), as a research and development firm. For the year ended December 31, 2001, the Company paid approximately $9,000 to IBM for research and development and for market testing of new products. As of December 31, 2002, IBM owes the Company $15,750.

REQUIRED VOTE

         Each of the nominees has agreed to serve as a director of the Company until his or her replacement is elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a director of the Company.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

                                   PROPOSAL 2

                          RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Clancy and Co., P.L.L.C. as the Company's independent accountants for the fiscal year ending December 31, 2003 and has directed that management submit the selection of independent accountants to the shareholders for ratification at the Annual Meeting. Clancy and Co., P.L.L.C. audited the Company's financial statements for fiscal 2002. No representative of Clancy and Co., P.L.L.C. is expected to be present at the Annual Meeting.

         Shareholders are not required to ratify the selection of Clancy and Co., P.L.L.C. as the Company's independent accountants. However, the Board is submitting the selection of Clancy and Co., P.L.L.C. to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

AUDIT FEES

         The fees billed by Clancy and Co., P.L.L.C. for professional services for the audit of the Company's annual consolidated financial statements for the 2002 Fiscal Year and the review of the quarterly consolidated financial statements was $35,605. The aggregate fees for non-audit services rendered to the Company during the 2002 Fiscal Year were $6,900. Non-audit services include fees for tax return preparation.

         The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of Clancy and Co., P.L.L.C.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO RATIFY THE SELECTION OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.


                                  OTHER MATTERS

         Management does not intend to present any business at the meeting not mentioned in this Proxy Statement, and currently knows of no other business to be presented. If any other matters are brought before the meeting, the appointed proxies will vote all Proxies on such matters in accordance with their judgment of the best interests of the Company.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders must be received by the Company no later than April 1, 2004 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                                              /s/ Susan D. Levine
                                              ----------------------------------
                                              Susan D. Levine
                                              Secretary
                                              Dated: July 28, 2003

PROXY                                                                      PROXY

                          ALLERGY RESEARCH GROUP, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 2, 2003

         The undersigned hereby appoints Stephen Levine and Susan Levine, President and Secretary, respectively, and each of them, as attorneys and Proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Allergy Research Group, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 30806 Santana Street, Hayward, California 94544 on September 2, 2003 at 11:00 a.m. local time and at any and all continuations and adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, on the following matters, in accordance with the following instructions, and on all matters that may properly come before the meeting. With respect to any matter not known to the Company as of July 28, 2003, such proxies are authorized to vote in their discretion.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

          YOUR VOTE IS IMPORTANT. THEREFORE, YOU ARE URGED TO COMPLETE,
                    SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                            IN THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on the other side)

                          ALLERGY RESEARCH GROUP, INC.

        PLEASE MARK VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES
                        FOR DIRECTOR AND FOR PROPOSAL 2.

1. To elect three directors to hold office until the 2004 Annual Meeting of Shareholders.

         FOR       WITHHELD       VOTE FOR NOMINEE(S) NOT LINED OUT

         [ ]         [ ]          Strike a line through the nominee(s) name or
                                  names below that you do not vote for

         NOMINEES: Susan Levine, Stephen Levine and Ed Kane

2. To approve the continuation of Clancy and Co., P.L.L.C. as the Company's independent public accountants for the fiscal year ending December 31, 2003.

         FOR                      AGAINST                         ABSTAIN

         [ ]                        [ ]                             [ ]





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Date                Shares Held                 Signature

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                                                Print Name



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Date                Shares Held                 Signature

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                                                Print Name

Please vote, sign, date and promptly return this proxy in the enclosed return envelope, which is postage paid if mailed in the United States.

Please sign exactly as your name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership or limited liability company, please sign the company name by authorized person.